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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

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                                       FORM 8-K
                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):   September 9, 1997
                                                  ---------------------


                              CORNERSTONE IMAGING, INC.
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                  (Exact Name of Registrant as Specified in Charter)


     Delaware                     0-22292                      77-0104275
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(State or Other Jurisdiction      (Commission                (IRS Employer
   of Incorporation)              File Number)             Identification No.)


1710 Fortune Drive, San Jose, California                         95131
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(Address of Principal Executive Offices)                       (Zip Code)


Company's telephone number, including area code:   (408) 435-8900
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         (Former Name or Former Address, if Changed Since Last Report.)



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ITEM 5.    OTHER EVENTS

           On September 9, 1997, the Board of Directors of Cornerstone Imaging, Inc. (the "Company") adopted and approved Amended and Restated Bylaws of the Company. The Amended and Restated Bylaws of the Company differ from the Company's previous bylaws in that they eliminate the right of stockholders to call a stockholders' meeting.

ITEM 7.    EXHIBITS.

           Exhibit
           Number         Description
           -------        -----------

           3.3            Amended and Restated Bylaws of the Company.


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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CORNERSTONE IMAGING, INC.



Date:  September 24, 1997               By:  /s/ John Finegan
                                            --------------------------------
                                            John Finegan
                                            Chief Financial Officer and Chief
                                            Operating Officer



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                              EXHIBIT INDEX


Exhibit
Number         Description
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3.3            Amended and Restated Bylaws of the Company.